UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:         12/31

Date of reporting period:       6/30/11

ITEM 1.   REPORTS TO STOCKHOLDERS.

Lazard Asset Management

Lazard World
Dividend & Income
Fund, Inc.
Semi-Annual Report

J U N E  3 0 ,  2 0 1 1

LAZARD

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this semi-annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2011. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the second quarter of 2011, the Fund’s net asset value (“NAV”) performance was comfortably ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), and we believe that, since inception, LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (June 30, 2011)

For the second quarter of 2011, the Fund’s NAV increased 2.4%, outperforming the Index gain of 0.3%. Similarly, on a year-to-date basis, the Fund’s NAV increased 7.8%, outperforming the Index gain of 4.7%. The Fund’s NAV performance has outperformed the Index for all the longer time periods measured (one-, three- and five-year periods, and since inception). The since inception return of 7.1% (annualized) compares favorably to the 5.5% return (annualized) for the Index. Shares of LOR ended the second quarter of 2011 with a market price of $13.81, representing a 4.9% discount to the Fund’s NAV of $14.52.

The Fund’s net assets were $99.9 million as of June 30, 2011 with total leveraged assets of $134.7 million, representing a 25.8% leverage rate. This leverage rate was higher than the prior quarter but below the maximum permitted leverage rate of 33⅓%.

During the second quarter, the Fund’s world equity portfolio benefited from stock selection within the financials and telecom services sectors. Conversely, performance was hurt by stock selection in the materials and consumer discretionary sectors.

Performance for the smaller, short-duration1 emerging market currency and debt portion of the Fund has been moderately positive for the second quarter and the year-to-date. This portfolio has been a positive contributor to performance for the Fund since inception.

As of June 30, 2011, 71.6% of the Fund’s total leveraged assets consisted of world equities and 27.3% consisted of emerging market currency and debt instruments, while the remaining 1.1% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2010). The current monthly distribution rate per share of $0.0753 represents a distribution yield of 6.5% based on the Fund’s $13.81 market price as of the close of trading on the NYSE on June 30, 2011. It is currently estimated that $0.0045 of the $0.4518 distributed per share year-to-date through June 30, 2011 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(71.6% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of June 30, 2011, 32.8% of the Fund’s world equity portfolio investments were based in North America, 22.7% were based in Continental Europe (not including the United Kingdom), 19.6% were based in Asia (not including Japan), 7.9% were based in Africa and the Middle East, 7.0% were based in Latin America, 6.6% were based in the United Kingdom, and 3.4% were based in Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2011, were financials (28.2%), which includes banks, insurance companies, and financial services companies, and telecommunication services (17.8%) which includes companies specializing in communications or telecommunication equipment production. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5% as of June 30, 2011.

World Equity Markets Review
The Index was roughly flat during the second quarter, although it is positive year-to-date as of June 30, 2011. During the quarter, the market experienced elevated levels of macroeconomic uncertainty. Worries about Greece’s additional fiscal package and the country’s parliament vote shadowed the market until the last week of June when a resolution was reached, at least for the near-term. However, European markets performed well despite contagion concerns from the sovereign crisis. The strong performance was due in part to Germany, which continued to benefit from exports and low unemployment that began to spur domestic consumer spending. In the United States, a string of negative readings on housing, employment, and manufacturing led investors to question whether growth expectations for the U.S. economy were too high.

In Asia, markets declined slightly on concerns over slowing growth prospects following weaker manufacturing numbers from China and continued inflation concerns in the region. Japan was an exception as it edged higher in the quarter, as investors began to anticipate recovery beyond the current slowdown from the earthquake.

Emerging markets declined during the quarter on the aforementioned slowing growth and inflation concerns. In currency markets, the U.S. dollar weakened relative to most major currencies.

What Helped and What Hurt LOR
One of the positions that contributed the most to performance was Telecom Corp. of New Zealand, the country’s largest telecom services provider. The security rose on second-quarter results, which saw the lowering of guidance for 2011 capital expenditures and the expansion of free cash flow. A position in toy maker Mattel also contributed to returns. The stock increased after the company reported quarterly earnings which exceeded expectations. In our view, this was a strong quarter from the company, with meaningful sales upside driven by market share gains and momentum in core brands. Additionally, revenue performance was strong in every operating segment. A position in Daito Trust Construction Co., which operates building construction and real estate businesses, also helped performance. The stock increased on continued positive sentiment from its recent share buy-back, in which approximately 30% of shares were repurchased. The company also reported strong orders in April and May.

In contrast, a position in OPAP, the Greek sports betting and lottery company, detracted from performance this past quarter. The company’s shares were weak amid the continued sovereign debt risks in Greece. However, the impact on OPAP’s profitability from the economic weakness has been manageable and partially offset by cost reductions. A position in Companhia Siderurgica Nacional, an integrated steel maker in Brazil and Latin America, also hurt returns. The stock’s decline was due to depressed company earnings, driven by lower iron ore production and strength in the Brazilian currency. Additionally, a position in Nucor, a steel and steel products company, detracted from returns. The company’s shares declined on fears of a slowdown in the global economic recovery.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Portfolio
(27.3% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2011, this portfolio consisted of forward currency contracts (68.0%) and sovereign debt obligations (32.0%). The average duration of the emerging market currency and debt portfolio decreased from approximately 8 months to approximately 7 months during the second quarter with an average yield of 6.4%2 as of June 30, 2011.

Emerging Market Currency and Debt Market Review
Many emerging market (EM) local currency and debt markets ended the quarter broadly flat. However, investor concerns regarding the lack of policy coordination to address the rising Eurozone debt strains created a significant level of volatility throughout the quarter. Debates continued over whether soft global economic data in the period was a temporary phenomenon, due to the oil price spike and Japanese earthquake-related supply disruption earlier this year, or a longer term issue. Emerging nations continued to tighten monetary policy in conjunction with developed nations’ withdrawal of their extraordinary post-crisis stimulus, which called into question whether potential growth in highly levered developed market economies and in China will be sustainable. The quarter closed on strong footing, as fears receded over the risk of a near-term disorderly Greek restructuring, and the available macro data in China eased worries over a potential “hard landing.”

Many EM nations continued to sustain favorable relative growth and historically low levels of real interest rates, as the monetary normalization cycle continued through June. Central banks delivered interest rate hikes in such geographically diverse countries as

Poland, India, South Korea, China, Taiwan, Brazil, Chile, Colombia, and Uruguay during period.

What Helped and What Hurt LOR
Latin American exposure contributed strongly to performance, led by Mexico and Brazil, where security selection was particularly helpful as bond holdings rallied, while active foreign currency exchange management in Brazil and Colombia added incremental value.

European exposure also contributed to performance, mostly due to a sizable exposure to Serbia’s top-performing money market and favorable Polish returns. We reduced our exposure to Serbia in May in an effort to protect gains in the Fund.

In Asia, South Korea and India contributed to performance, primarily due to strong economic growth, continued interest rate hikes, and ample inflows which supported the won and rupee. Israel contributed as well, due to active FX management and strong quarterly results from currency and inflation-linked bond holdings. Fundamental economic strength, resilient exports, above-target inflation, record-high central bank FX reserves and continued monetary tightening supported performance in Israel. Uncorrelated attribution from frontier markets such as Ghana, Uruguay, Ukraine, and Nigeria also contributed to returns during the quarter.

The Ugandan shilling detracted from performance, driven primarily by rising inflation, high imports, and central bank policy inconsistencies prior to their June 30, 2011 fiscal year-end.

Turkey also detracted from returns, primarily due to lira weakness, which overwhelmed our inflation-linked bond returns. Other detractors included weakness in the Thai baht on pre-election uncertainties, and our positions in Zambia, Kenya, and Romania.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:
[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

Value at 6/30/11

LOR at Market Price	$14,398
LOR at Net Asset Value	15,087
MSCI ACWI Index	13,808

Average Annual Total Returns* Periods Ended June 30, 2011 (unaudited)

	One	Five	Since
	Year	Years	Inception**

Market Price	45.70%	6.36%	6.25%
Net Asset Value	35.16%	4.77%	7.08%
MSCI ACWI Index	30.14%	3.16%	5.51%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings June 30, 2011 (unaudited)

Security	Value	Percentage of Net Assets

AT&T, Inc.	$4,037,755	4.0%
Royal Dutch Shell PLC, A Shares	3,023,861	3.0
Total SA	3,013,682	3.0
Altria Group, Inc.	2,638,095	2.6
Telstra Corp., Ltd.	2,514,078	2.5
Telecom Corp. of New Zealand, Ltd.	2,484,741	2.5
Intel Corp.	2,342,977	2.3
Atlantia SpA	2,326,928	2.3
Sampo Oyj, A Shares	2,309,178	2.3
Mattel, Inc.	2,274,798	2.3

Portfolio Holdings Presented by Sector June 30, 2011 (unaudited)

Sector	Percentage of Total Investments

Consumer Discretionary	5.8%
Consumer Staples	5.7
Emerging Markets Debt Obligations	13.5
Energy	8.9
Financials	24.4
Health Care	2.9
Industrials	8.0
Information Technology	8.0
Materials	5.6
Telecommunication Services	15.4
Utilities	1.8

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
June 30, 2011 (unaudited)

Description	Shares	Value

Common Stocks—95.9%

Argentina—0.8%
YPF Sociedad Anonima
Sponsored ADR	16,900	$761,345

Australia—5.6%
DUET Group	534,100	973,844
National Australia Bank, Ltd.	26,700	733,682
TABCORP Holdings, Ltd.	92,048	324,809
Telstra Corp., Ltd.	811,079	2,514,078
Transurban Group	181,260	1,016,767

		5,563,180

Brazil—6.0%
Banco do Brasil SA	90,717	1,627,576
Cielo SA	60,840	1,520,366
Companhia Siderurgica Nacional SA
Sponsored ADR	57,300	713,958
Redecard SA (b)	140,900	2,123,454

		5,985,354

Canada—0.8%

Cenovus Energy, Inc.	22,500	847,350

China—1.5%
China Construction Bank Corp.,
Class H	914,180	758,909
Industrial and Commercial Bank
of China, Ltd., Class H	1,036,440	787,150

		1,546,059

Cyprus—0.5%
Bank of Cyprus Public Co., Ltd.	158,285	465,960

Egypt—1.9%
Orascom Construction Industries (b)	42,440	1,907,080

Finland—2.3%
Sampo Oyj, A Shares	71,503	2,309,178

France—5.5%
AXA SA	43,130	980,079
Total SA	52,111	3,013,682
Valeo SA	8,590	586,465
Vivendi SA	31,980	889,256

		5,469,482

Germany—2.0%
Allianz SE	14,415	2,013,673

Greece—0.8%
OPAP SA	52,942	825,319

Description	Shares	Value

Hong Kong—0.9%
Pacific Basin Shipping, Ltd.	1,579,000	$900,929

Indonesia—1.0%
PT Perusahaan Gas Negara
(Persero) Tbk	2,114,500	992,463

Israel—3.0%
Cellcom Israel, Ltd.	40,300	1,117,116
Israel Chemicals, Ltd.	118,680	1,883,810

		3,000,926

Italy—5.4%
Atlantia SpA	109,306	2,326,928
Eni SpA	78,142	1,848,210
Intesa Sanpaolo	473,188	1,259,851

		5,434,989

Japan—3.3%
Daito Trust Construction Co., Ltd.	19,000	1,607,229
JX Holdings, Inc.	72,800	487,413
Mizuho Financial Group, Inc.	715,200	1,172,678

		3,267,320

New Zealand—2.5%
Telecom Corp. of New Zealand, Ltd.	1,221,623	2,484,741

Norway—1.0%
Orkla ASA	106,360	1,011,328

Philippines—2.1%
Philippine Long Distance Telephone Co.
Sponsored ADR (b)	38,100	2,058,924

Russia—1.2%
Mobile TeleSystems OJSC
Sponsored ADR (b)	63,100	1,200,162

South Africa—2.2%
Kumba Iron Ore, Ltd.	13,755	984,563
MTN Group, Ltd.	23,500	500,111
Tiger Brands, Ltd.	24,400	712,680

		2,197,354

South Korea—1.0%
KT&G Corp.	15,250	948,438

Spain—1.4%
Abertis Infraestructuras SA	34,610	773,172
Bolsas y Mercados Espanoles SA	21,330	634,873

		1,408,045

Switzerland—2.3%
Zurich Financial Services AG (b)	8,891	2,248,262

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2011 (unaudited)

Description	Shares	Value

Taiwan—4.4%
MediaTek, Inc.	84,000	$912,424
Siliconware Precision Industries Co.	696,000	895,336
Taiwan Semiconductor
Manufacturing Co., Ltd. (b)	675,490	1,697,926
Wistron Corp.	524,000	930,388

		4,436,074

United Kingdom—6.3%
Aviva PLC	158,460	1,116,467
Man Group PLC	186,200	708,255
Royal Dutch Shell PLC, A Shares (b)	85,180	3,023,861
TalkTalk Telecom Group PLC	322,800	740,852
Vodafone Group PLC	281,850	747,744

		6,337,179

United States—30.2%
Altria Group, Inc. (b)	99,890	2,638,095
American Eagle Outfitters, Inc.	30,400	387,600
AT&T, Inc. (b)	128,550	4,037,755
Bank of America Corp.	32,800	359,488
BB&T Corp.	52,980	1,421,983
Darden Restaurants, Inc. (b)	23,700	1,179,312
Duke Realty Corp.	47,000	658,470
Illinois Tool Works, Inc. (b)	18,200	1,028,118
Intel Corp. (b)	105,730	2,342,977
JPMorgan Chase & Co.	11,900	487,186
Kilroy Realty Corp. REIT	12,600	497,574
Mattel, Inc. (b)	82,750	2,274,798
Merck & Co., Inc.	27,500	970,475
Nucor Corp. (b)	36,100	1,488,042
Pfizer, Inc. (b)	109,300	2,251,580
Regency Centers Corp. REIT	33,900	1,490,583
Southern Copper Corp.	34,660	1,139,274
Sysco Corp.	48,900	1,524,702
The Macerich Co. REIT (b)	30,900	1,653,150
Verizon Communications, Inc. (b)	46,600	1,734,918
Wal-Mart Stores, Inc.	10,900	579,226

		30,145,306

Total Common Stocks
(Identified cost $90,153,100)		95,766,420

Preferred Stock—0.7%

United States—0.7%
Bank of America Corp.
(Identified cost $625,521)	695	695,834

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—15.1%

Brazil—3.6%
Brazil NTN-F:
10.00%, 01/01/12	3,900	$2,590,181
10.00%, 01/01/13	1,648	1,020,196

		3,610,377

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	134,820

Ghana—0.3%
Ghana Government Bonds:
13.67%, 06/11/12	190	127,275
15.00%, 12/10/12	170	116,354

		243,629

Israel—0.9%
Israel Consumer Price Index-Linked
Bond,
3.00%, 10/31/19	2,792	928,369

Malaysia—1.0%
Bank Negara Monetary Note,
0.00%, 07/14/11	3,020	999,015

Mexico—2.3%
Mexican Bonos,
7.75%, 12/14/17	3,000	273,693
Mexican Cetes,
0.00%, 12/15/11	63,000	526,933
Mexican Udibonos:
4.50%, 12/18/14	2,650	1,128,420
5.00%, 06/16/16	870	384,543

		2,313,589

Poland—1.4%
Poland Government Bonds:
0.00%, 07/25/12	2,738	950,652
3.00%, 08/24/16	1,052	396,934

		1,347,586

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2011 (unaudited)

Description	Principal Amount (000) (c)	Value

Romania—1.9%
Romania Government Bonds:
6.25%, 10/25/14	790	$262,304
6.00%, 04/30/15	370	121,415
6.00%, 04/30/16	320	103,478
6.75%, 06/11/17	390	129,174
Romania Treasury Bills:
0.00%, 08/17/11	2,270	771,656
0.00%, 02/08/12	340	112,214
0.00%, 06/06/12	1,180	380,760

		1,881,001

South Africa—0.5%
Eskom Holdings, Ltd.,
9.25%, 04/20/18	3,000	455,420

Turkey—3.1%
Turkey Government Bonds:
0.00%, 08/03/11	1,895	1,159,383
0.00%, 11/16/11	1,336	797,945
4.50%, 02/11/15	913	604,219
4.00%, 04/29/15	858	560,547

		3,122,094

Total Foreign Government
Obligations
(Identified cost $14,127,711)		15,035,900

Description	Shares	Value

Short-Term Investment—0.6%
State Street Institutional Treasury
Money Market Fund
(Identified cost $633,477)	633,477	$633,477

Total Investments—112.3%
(Identified cost $105,539,809) (a)		$112,131,631
Liabilities in Excess of Cash and
Other Assets—(12.3)%		(12,245,532)

Net Assets—100.0%		$99,886,099

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2011:

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	UBS	07/18/11	1,574,720	$380,000	$382,288	$2,288	$—
ARS	UBS	07/18/11	148,338	36,000	36,011	11	—
ARS	UBS	07/25/11	2,197,985	529,890	532,850	2,960	—
ARS	BNP	08/08/11	859,020	206,000	207,663	1,663	—
ARS	CIT	08/31/11	1,011,681	242,000	243,394	1,394	—
BRL	JPM	07/05/11	781,626	474,000	500,833	26,833	—
BRL	JPM	07/05/11	2,948,568	1,850,953	1,889,321	38,368	—
BRL	HSB	08/02/11	1,264,179	777,000	804,701	27,701	—
CLP	BNP	07/15/11	132,789,480	278,000	283,770	5,770	—
CLP	BNP	07/18/11	130,830,500	274,508	279,477	4,969	—
CLP	CIT	08/30/11	148,580,250	311,000	315,799	4,799	—
CLP	CSF	09/26/11	237,998,250	483,000	504,062	21,062	—
CLP	BNP	02/13/12	260,172,000	540,000	542,533	2,533	—
CNY	BRC	07/29/11	274,577	41,000	42,474	1,474	—
CNY	BRC	07/29/11	1,201,760	185,000	185,897	897	—
CNY	BRC	07/29/11	3,368,736	504,000	521,100	17,100	—
CNY	JPM	07/29/11	2,526,930	378,000	390,884	12,884	—
CNY	JPM	06/13/12	6,287,760	984,000	985,690	1,690	—
COP	BNP	07/22/11	580,932,000	324,000	328,243	4,243	—
COP	CIT	08/18/11	923,036,000	508,000	520,924	12,924	—
CZK	ING	07/07/11	4,088,364	239,515	243,775	4,260	—
CZK	ING	07/07/11	8,448,498	494,379	503,755	9,376	—
CZK	ING	07/25/11	8,562,908	501,748	510,529	8,781	—
EUR	BRC	07/05/11	81,316	114,725	117,921	3,196	—
EUR	BRC	07/05/11	119,259	168,590	172,943	4,353	—
EUR	BRC	07/05/11	218,210	309,286	316,438	7,152	—
EUR	CIT	07/05/11	252,545	364,434	366,227	1,793	—
EUR	CIT	07/05/11	555,177	790,000	805,090	15,090	—
EUR	ING	07/05/11	593,415	849,057	860,540	11,483	—
EUR	ING	07/07/11	192,000	275,213	278,413	3,200	—
EUR	CIT	07/18/11	141,642	209,000	205,328	—	3,672
EUR	CIT	07/18/11	751,000	1,083,753	1,088,668	4,915	—
EUR	CIT	07/18/11	764,851	1,084,000	1,108,747	24,747	—
EUR	JPM	07/18/11	35,391	50,134	51,304	1,170	—
EUR	ING	07/20/11	237,269	342,390	343,931	1,541	—
GHS	BRC	07/05/11	196,560	126,000	129,478	3,478	—
GHS	JPM	07/05/11	177,790	115,000	117,114	2,114	—
GHS	JPM	07/11/11	163,956	107,336	107,800	464	—
GHS	SCB	07/12/11	667,374	436,192	438,661	2,469	—
GHS	SCB	07/18/11	373,271	244,000	244,895	895	—
GHS	CIT	07/27/11	440,640	288,000	288,294	294	—
GHS	BRC	08/05/11	196,560	128,715	128,269	—	446
GHS	CIT	08/09/11	113,000	73,139	73,658	519	—
GHS	SCB	08/09/11	193,000	125,938	125,805	—	133
GHS	SCB	08/16/11	376,248	244,000	244,777	777	—
GHS	JPM	09/06/11	177,790	115,261	114,972	—	289
GHS	CIT	09/14/11	46,000	29,831	29,675	—	156
GHS	CIT	09/22/11	123,000	79,767	79,159	—	608

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

GHS	BRC	10/11/11	159,796	$73,639	$102,275	$28,636	$—
GHS	SCB	10/11/11	277,000	174,302	177,290	2,988	—
IDR	JPM	11/18/11	4,296,105,000	490,983	490,066	—	917
ILS	JPM	07/18/11	1,734,835	509,466	509,575	109	—
INR	SCB	07/15/11	13,328,100	297,171	297,695	524	—
INR	SCB	07/21/11	14,288,000	304,000	318,810	14,810	—
INR	JPM	07/25/11	10,912,480	241,000	243,326	2,326	—
INR	SCB	10/13/11	23,215,200	510,000	510,091	91	—
INR	BRC	11/14/11	26,559,100	578,000	580,392	2,392	—
INR	BNP	05/21/12	13,328,100	278,045	283,605	5,560	—
INR	BRC	05/21/12	26,465,590	553,905	563,154	9,249	—
INR	JPM	05/25/12	10,780,200	226,000	229,282	3,282	—
INR	UBS	05/25/12	24,625,740	514,000	523,760	9,760	—
KES	CIT	07/06/11	18,797,000	218,240	210,434	—	7,806
KES	SCB	07/28/11	12,335,200	136,000	138,088	2,088	—
KES	CIT	08/08/11	19,078,000	211,320	213,565	2,245	—
KRW	HSB	07/28/11	554,378,500	508,978	518,513	9,535	—
KRW	SCB	08/11/11	275,520,000	246,000	257,475	11,475	—
KRW	SCB	08/11/11	729,228,000	670,000	681,468	11,468	—
KRW	BRC	11/23/11	581,900,450	529,313	540,761	11,448	—
KZT	BNP	07/05/11	30,396,000	209,353	208,334	—	1,019
KZT	BRC	07/05/11	33,782,250	232,500	231,544	—	956
KZT	CIT	07/18/11	33,347,000	226,619	228,584	1,965	—
KZT	BRC	08/02/11	38,493,000	261,679	263,888	2,209	—
KZT	BRC	08/10/11	10,351,000	71,219	70,971	—	248
KZT	BRC	08/10/11	15,622,000	106,243	107,111	868	—
KZT	CIT	08/10/11	20,889,000	143,616	143,224	—	392
KZT	HSB	10/11/11	45,935,000	317,012	315,313	—	1,699
KZT	BRC	11/04/11	11,616,000	80,044	79,761	—	283
KZT	BRC	12/15/11	9,768,000	67,150	67,108	—	42
MXN	BRC	07/11/11	1,142,441	96,743	97,523	780	—
MXN	JPM	07/11/11	5,059,310	428,882	431,881	2,999	—
MXN	JPM	07/11/11	8,992,064	771,818	767,595	—	4,223
MYR	BRC	07/05/11	1,596,810	527,000	528,833	1,833	—
MYR	BRC	07/29/11	5,960,948	1,960,000	1,970,589	10,589	—
NGN	JPM	07/29/11	33,981,120	216,000	222,914	6,914	—
NGN	JPM	08/29/11	22,080,600	141,000	141,615	615	—
NGN	CIT	09/09/11	22,294,000	142,000	142,984	984	—
NGN	JPM	09/12/11	22,486,750	143,000	144,220	1,220	—
NGN	SCB	09/16/11	21,397,500	135,000	137,234	2,234	—
NGN	HSB	09/28/11	30,634,500	195,000	195,013	13	—
PHP	BRC	07/27/11	11,146,240	256,000	256,696	696	—
PHP	BRC	08/19/11	30,900,800	712,000	710,254	—	1,746
PLN	CIT	07/05/11	1,380,888	519,678	503,459	—	16,219
PLN	ING	07/05/11	977,756	354,131	356,481	2,350	—
PLN	JPM	07/18/11	2,265,787	830,202	824,969	—	5,233
PLN	BRC	07/20/11	950,143	348,140	345,874	—	2,266
RON	CIT	07/05/11	1,067,759	370,467	365,640	—	4,827

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RON	CIT	07/12/11	974,000	$333,254	$333,249	$—	$5
RON	ING	07/15/11	825,000	287,918	282,165	—	5,753
RON	BRC	07/18/11	1,846,349	650,111	631,254	—	18,857
RSD	BRC	07/05/11	5,836,870	84,943	84,076	—	867
RSD	BRC	07/05/11	13,939,000	190,893	200,783	9,890	—
RSD	BRC	07/14/11	13,037,000	185,858	187,216	1,358	—
RSD	CIT	07/15/11	8,355,361	120,481	119,945	—	536
RSD	BRC	07/21/11	14,656,000	208,419	209,966	1,547	—
RSD	CIT	07/27/11	13,774,080	198,617	196,930	—	1,687
RSD	CIT	08/01/11	13,209,600	185,894	188,532	2,638	—
RSD	CIT	08/08/11	10,620,000	158,958	151,189	—	7,769
RSD	BRC	08/10/11	33,464,200	438,091	476,063	37,972	—
RSD	CIT	08/10/11	11,923,000	157,275	169,617	12,342	—
RSD	CIT	09/09/11	13,372,480	196,567	188,192	—	8,375
RUB	HSB	08/24/11	13,806,288	486,000	491,930	5,930	—
SGD	SCB	07/28/11	615,716	499,000	501,281	2,281	—
SGD	HSB	08/29/11	585,811	473,000	476,950	3,950	—
THB	JPM	07/06/11	8,586,740	286,249	279,471	—	6,778
THB	SCB	07/25/11	6,197,010	204,000	201,438	—	2,562
THB	SCB	08/09/11	9,603,200	320,000	311,844	—	8,156
THB	JPM	08/24/11	5,053,950	165,000	163,927	—	1,073
THB	HSB	09/06/11	15,002,780	493,545	486,137	—	7,408
THB	JPM	09/06/11	9,649,790	313,000	312,683	—	317
THB	HSB	11/14/11	14,515,200	480,000	468,095	—	11,905
UAH	CIT	07/01/11	1,156,000	143,069	144,768	1,699	—
UAH	CIT	07/18/11	720,010	87,753	89,660	1,907	—
UAH	HSB	07/25/11	1,047,040	128,000	130,081	2,081	—
UAH	BRC	08/10/11	845,000	99,412	104,474	5,062	—
UAH	BRC	08/10/11	998,250	121,000	123,421	2,421	—
UAH	ING	08/16/11	757,000	91,746	93,431	1,685	—
UAH	ING	08/16/11	1,072,000	129,991	132,310	2,319	—
UAH	ING	08/16/11	1,543,000	190,918	190,443	—	475
UAH	BRC	08/17/11	683,920	83,000	84,388	1,388	—
UAH	ING	08/18/11	729,900	88,577	90,035	1,458	—
UAH	CIT	08/22/11	1,033,920	125,628	127,390	1,762	—
UAH	ING	08/22/11	1,933,060	238,000	238,174	174	—
UAH	ING	08/25/11	955,890	117,000	117,675	675	—
UAH	CSF	08/31/11	939,550	115,000	115,455	455	—
UAH	CIT	09/01/11	579,000	71,614	71,614	—	—
UAH	ING	09/02/11	821,635	101,000	100,899	—	101
UAH	HSB	09/06/11	1,060,800	130,000	130,098	98	—
UAH	ING	09/07/11	1,247,000	146,630	152,884	6,254	—
UAH	CIT	09/08/11	577,000	71,263	71,263	—	—
UAH	BRC	09/12/11	1,080,770	127,000	132,288	5,288	—
UGX	SCB	07/08/11	293,776,000	122,000	114,274	—	7,726
UGX	BRC	07/18/11	695,598,000	286,845	269,814	—	17,031
UGX	CIT	07/26/11	492,900,000	203,258	190,760	—	12,498
UGX	CIT	08/16/11	553,763,000	226,673	213,047	—	13,626
UGX	CIT	08/22/11	492,493,000	197,155	189,155	—	8,000

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2011 (concluded):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

UGX	SCB	09/30/11	472,720,000	$190,000	$179,599	$—	$10,401
UGX	CIT	10/05/11	494,000,000	200,000	187,384	—	12,616
UGX	CIT	10/07/11	334,832,000	136,000	126,927	—	9,073
UGX	SCB	06/25/12	177,300,000	64,637	62,556	—	2,081
UYU	CIT	07/08/11	4,530,240	234,000	245,852	11,852	—
UYU	CIT	07/29/11	1,379,025	71,824	74,555	2,731	—
UYU	JPM	08/08/11	2,045,930	109,000	110,412	1,412	—
UYU	JPM	08/08/11	2,385,920	128,000	128,760	760	—
UYU	CIT	08/31/11	1,489,950	77,040	80,076	3,036	—
UYU	JPM	09/08/11	2,400,000	128,000	128,801	801	—
UYU	CIT	10/06/11	1,268,520	66,000	67,739	1,739	—
UYU	CIT	10/19/11	2,121,688	113,000	113,036	36	—
UYU	CIT	11/16/11	2,129,598	113,000	112,896	—	104
UYU	CIT	11/30/11	1,489,950	76,096	78,792	2,696	—
UYU	CIT	12/02/11	1,278,420	66,000	67,582	1,582	—
UYU	JPM	12/08/11	2,439,680	128,000	128,834	834	—
UYU	CIT	12/20/11	1,379,025	73,119	72,669	—	450
UYU	CIT	12/20/11	2,136,378	113,000	112,579	—	421
UYU	CIT	12/30/11	4,022,010	207,000	211,560	4,560	—
ZAR	CIT	09/14/11	1,315,584	191,849	192,571	722	—
ZAR	JPM	09/14/11	415,668	60,000	60,844	844	—
ZAR	JPM	09/14/11	1,560,583	226,796	228,434	1,638	—
ZAR	JPM	09/14/11	3,219,252	467,439	471,225	3,786	—
ZMK	BRC	07/11/11	1,325,354,000	275,713	273,808	—	1,905
ZMK	CIT	07/28/11	628,647,123	131,000	129,648	—	1,352
ZMK	SCB	11/25/11	1,315,875,000	266,912	264,645	—	2,267
ZMK	SCB	12/19/11	350,466,000	70,037	70,054	17	—
ZMK	SCB	12/20/11	809,179,000	160,999	161,705	706	—

Total Forward Currency Purchase Contracts				$50,132,678	$50,517,594	$620,271	$235,355

Forward Currency Sale Contracts open at June 30, 2011:

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	BNP	07/25/11	829,929	$201,197	$201,000	$—	$197
BRL	HSB	07/05/11	3,730,194	2,390,154	2,283,000	—	107,154
BRL	JPM	08/02/11	3,210,004	2,043,298	2,001,000	—	42,298
CLP	BNP	07/15/11	211,536,000	452,051	452,000	—	51
CNY	JPM	07/29/11	7,372,003	1,140,355	1,122,156	—	18,199
CZK	ING	07/07/11	4,637,568	276,522	275,213	—	1,309
EUR	BRC	07/05/11	59,000	85,559	84,943	—	616
EUR	BRC	07/05/11	131,500	190,695	190,893	198	—
EUR	CIT	07/05/11	349,000	506,102	519,677	13,575	—
EUR	CIT	07/05/11	258,000	374,139	370,467	—	3,672
EUR	CIT	07/05/11	773,387	1,121,527	1,116,462	—	5,065
EUR	ING	07/05/11	244,439	354,473	354,131	—	342
EUR	ING	07/07/11	168,000	243,612	239,515	—	4,097
EUR	ING	07/07/11	345,000	500,274	494,380	—	5,894
EUR	CIT	07/12/11	230,364	333,997	333,254	—	743

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2011 (unaudited)

Forward Currency Sale Contracts open at June 30, 2011 (concluded):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

EUR	BRC	07/14/11	125,658	$182,177	$185,858	$3,681	$—
EUR	CIT	07/15/11	83,000	120,329	120,481	152	—
EUR	ING	07/15/11	197,846	286,827	287,918	1,091	—
EUR	BRC	07/18/11	449,080	650,998	650,111	—	887
EUR	CIT	07/18/11	79,054	114,599	112,345	—	2,254
EUR	CIT	07/18/11	359,000	520,415	517,967	—	2,448
EUR	JPM	07/18/11	574,723	833,133	830,202	—	2,931
EUR	BRC	07/20/11	241,000	349,340	348,139	—	1,201
EUR	BRC	07/21/11	140,788	204,072	208,418	4,346	—
EUR	ING	07/25/11	351,000	508,719	501,748	—	6,971
EUR	BNP	07/27/11	271,000	392,750	383,584	—	9,166
EUR	BRC	07/27/11	1,184,974	1,717,338	1,727,282	9,944	—
EUR	CIT	07/27/11	135,692	196,653	198,617	1,964	—
EUR	CIT	08/01/11	128,000	185,480	185,894	414	—
EUR	CIT	08/08/11	104,734	151,736	158,958	7,222	—
EUR	BRC	08/10/11	308,000	446,198	438,091	—	8,107
EUR	CIT	08/10/11	109,889	159,196	157,275	—	1,921
EUR	HSB	08/23/11	761,928	1,103,395	1,085,000	—	18,395
EUR	HSB	09/07/11	821,349	1,188,942	1,192,894	3,952	—
EUR	CIT	09/09/11	131,000	189,618	196,568	6,950	—
EUR	ING	09/28/11	1,152,751	1,667,652	1,629,413	—	38,239
GHS	BRC	07/05/11	196,560	129,478	129,743	265	—
GHS	JPM	07/05/11	177,790	117,114	117,122	8	—
INR	BNP	07/15/11	13,328,100	297,695	292,347	—	5,348
INR	SCB	07/21/11	6,822,180	152,224	151,000	—	1,224
JPY	BRC	07/21/11	39,538,259	491,166	479,831	—	11,335
JPY	JPM	08/31/11	16,803,536	208,789	207,000	—	1,789
JPY	SCB	09/21/11	82,290,372	1,022,624	1,028,000	5,376	—
JPY	HSB	11/10/11	9,804,896	121,902	122,002	100	—
KES	CIT	07/06/11	18,797,000	210,433	210,022	—	411
MXN	JPM	07/11/11	3,244,688	276,978	272,000	—	4,978
MXN	HSB	07/28/11	9,482,861	808,299	811,000	2,701	—
MYR	JPM	07/05/11	1,596,810	528,833	529,974	1,141	—
MYR	BRC	07/29/11	311,406	102,946	102,000	—	946
PLN	ING	07/05/11	2,358,645	859,940	849,057	—	10,883
PLN	ING	07/20/11	950,143	345,873	342,390	—	3,483
RON	CIT	07/05/11	1,067,759	365,640	364,435	—	1,205
RSD	BRC	07/05/11	8,045,000	115,883	114,724	—	1,159
RSD	BRC	07/05/11	11,730,870	168,976	168,590	—	386
THB	JPM	07/06/11	8,586,740	279,471	279,699	228	—
UAH	CIT	07/01/11	1,156,000	144,768	144,862	94	—
ZAR	CIT	09/14/11	2,849,859	417,154	415,589	—	1,565
ZAR	JPM	09/14/11	6,490,911	950,120	910,430	—	39,690

Total Forward Currency Sale Contracts				$29,499,828	$29,196,671	63,402	366,559

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$683,673	$601,914

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2011 (unaudited)

Currency Abbreviations:

ARS	— Argentine Peso	MXN	— Mexican New Peso
BRL	— Brazilian Real	MYR	— Malaysian Ringgit
CLP	— Chilean Peso	NGN	— Nigerian Naira
CNY	— Chinese Renminbi	PHP	— Philippine Peso
COP	— Colombian Peso	PLN	— Polish Zloty
CZK	— Czech Koruna	RON	— New Romanian Leu
EUR	— Euro	RSD	— Serbian Dinar
GHS	— Ghanaian Cedi	RUB	— Russian Ruble
IDR	— Indonesian Rupiah	SGD	— Singapore Dollar
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	UAH	— Ukranian Hryvnia
JPY	— Japanese Yen	UGX	— Ugandan Shilling
KES	— Kenyan Shilling	UYU	— Uruguayan Peso
KRW	— South Korean Won	ZAR	— South African Rand
KZT	— Kazakhstani Tenge	ZMK	— Zambian Kwacha

Counterparty Abbreviations:

BNP	— BNP Paribas SA
BRC	— Barclays Bank PLC
CIT	— Citibank NA
CSF	— Credit Suisse First Boston
HSB	— HSBC Bank USA
ING	— ING Bank NV
JPM	— JPMorgan Chase Bank
SCB	— Standard Chartered Bank
UBS	— UBS AG

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2011 (unaudited)

(a)

For federal income tax purposes, the aggregate cost was $105,539,809, aggregate gross unrealized appreciation was $9,877,734, aggregate gross unrealized depreciation was $3,285,912 and the net unrealized appreciation was $6,591,822.

(b)	Segregated security for forward currency contracts.
(c)	Principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR	— American Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	— Real Estate Investment Trust

Portfolio holdings by industry (as percentage of net assets):

Agriculture	1.9%
Alcohol & Tobacco	3.6
Automotive	0.6
Banking	8.6
Commercial Services	1.5
Construction & Engineering	1.9
Consumer Products	2.3
Electric	0.9
Energy Exploration & Production	0.9
Energy Integrated	9.2
Financial Services	4.7
Food & Beverages	2.2
Gas Utilities	1.0
Housing	1.6
Insurance	8.7
Leisure & Entertainment	3.2
Manufacturing	2.0
Metals & Mining	4.3
Pharmaceutical & Biotechnology	3.2
Real Estate	4.3
Retail	1.0
Semiconductor & Components	5.9
Technology Hardware	0.9
Telecommunications	17.2
Transportation	5.0

Subtotal	96.6
Foreign Government Obligations	15.1
Short-Term Investment	0.6

Total Investments	112.3%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2011 (unaudited)

ASSETS
Investments in securities, at value (cost $105,539,809)	$112,131,631
Cash	69,012
Foreign currency, at value (cost $339,099)	339,641
Dividends and interest receivable	1,006,017
Gross unrealized appreciation on forward currency contracts	683,673

Total assets	114,229,974

LIABILITIES
Payables for:
Management fees	98,392
Investments purchased	88,918
Line of credit outstanding	13,446,000
Gross unrealized depreciation on forward currency contracts	601,914
Other accrued expenses and payables	108,651

Total liabilities	14,343,875

Net assets	$99,886,099

NET ASSETS
Paid in capital (Note 2(h))	$128,487,734
Distributions in excess of net investment income (Note 2(h))	(809,583)
Accumulated net realized loss	(34,510,174)
Net unrealized appreciation on:
Investments	6,591,822
Foreign currency and forward currency contracts	126,300

Net assets	$99,886,099

Shares of common stock outstanding*	6,880,183
Net asset value per share	$14.52
Market value per share	$13.81

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2011 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $304,350)	$3,070,732
Interest	529,920

Total investment income	3,600,652

Expenses:
Management fees (Note 3)	583,353
Professional services	72,227
Custodian fees	71,162
Shareholders’ reports	46,763
Administration fees	30,846
Shareholders’ services	20,671
Shareholders’ meeting	12,401
Directors’ fees and expenses	2,430
Other	29,871

Total expenses before interest expense	869,724
Interest expense	84,457

Total expenses	954,181

Net investment income	2,646,471

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments (net of foreign capital gains taxes of $15,648)	5,069,235
Foreign currency and forward currency contracts	514,283

Total net realized gain on investments, foreign currency and forward currency contracts	5,583,518

Net change in unrealized depreciation on:
Investments	(816,360)
Foreign currency and forward currency contracts	(34,491)

Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(850,851)

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	4,732,667

Net increase in net assets resulting from operations	$7,379,138

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

INCREASE IN NET ASSETS

Operations:
Net investment income	$2,646,471	$4,251,250
Net realized gain on investments, foreign currency and forward currency contracts	5,583,518	6,920,336
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(850,851)	524,000

Net increase in net assets resulting from operations	7,379,138	11,695,586

Distributions to Stockholders (Note 2(h)):
From net investment income	(3,108,467)	(5,831,368)

Net decrease in net assets resulting from distributions	(3,108,467)	(5,831,368)

Total increase in net assets	4,270,671	5,864,218
Net assets at beginning of period	95,615,428	89,751,210

Net assets at end of period*	$99,886,099	$95,615,428

*Includes distributions in excess of net investment income of (Note 2(h))	$(809,583)	$(347,587)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183

Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Cash Flows
For the Six Months Ended June 30, 2011 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets from operations	$7,379,138
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities
Decrease in interest and dividends receivable	(362,853)
Accretion of bond discount and amortization of bond premium	(130,171)
Inflation index adjustment	(17,434)
Decrease in other accrued expenses and payables	(35,850)
Net realized loss on investments, foreign currency and forward currency contracts	(5,583,518)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	850,851
Purchase of long-term investments	(54,183,873)
Proceeds from disposition of long-term investments	51,382,555
Proceeds from disposition of short-term investments, net	961,824

Net cash provided in operating activities	260,669

Cash flows from financing activities:
Cash distribution paid (Note 2(h))	(3,108,467)
Gross drawdowns in line of credit balance	13,446,000
Gross paydowns in line of credit balance	(11,006,000)

Net cash used in financing activities	(668,467)

Effect of exchange rate changes on cash	542,073

Net increase in cash and foreign currency	134,275

Cash and foreign currency:
Beginning balance	274,378

Ending balance	$408,653

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(84,457)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period

	Six Months Ended 6/30/11†	Year Ended

		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$13.90	$13.04	$9.78	$20.21	$22.83	$20.00

Income (loss) from investment operations:
Net investment income	0.38	0.62	0.78	1.05	0.98	1.11
Net realized and unrealized gain (loss)	0.69	1.09	3.25	(9.63)	0.78	4.98

Total from investment operations	1.07	1.71	4.03	(8.58)	1.76	6.09

Less distributions from (Note 2(h)):
Net investment income	(0.45)	(0.85)	(0.55)	(1.41)	(1.72)	(1.49)
Net realized gains	—	—	—	(0.44)	(2.66)	(1.77)
Return of capital	—	—	(0.22)	—	—	—

Total distributions	(0.45)	(0.85)	(0.77)	(1.85)	(4.38)	(3.26)

Net asset value, end of period	$14.52	$13.90	$13.04	$9.78	$20.21	$22.83

Market value, end of period	$13.81	$12.82	$11.15	$8.74	$19.45	$23.77

Total Return based upon:
Net asset value (a)	7.82%	13.85%	44.18%	–44.82%	7.76%	31.79%
Market value (a)	11.43%	23.70%	39.81%	–48.02%	0.22%	55.29%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$99,886	$95,615	$89,751	$67,262	$139,024	$157,065
Ratios to average net assets:
Net expenses (b)	1.95%	2.11%	2.13%	2.30%	1.99%	1.90%
Gross expenses (b)	1.95%	2.11%	2.13%	2.30%	2.00%	1.90%
Gross expenses excluding interest expense (b)	1.78%	1.86%	1.86%	1.77%	1.65%	1.59%
Net investment income (b)	5.41%	4.78%	7.21%	6.62%	4.20%	5.04%
Portfolio turnover rate	47%	67%	93%	86%	93%	99%

†	Unaudited.
(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
June 30, 2011 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee

of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s common stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(f) Options Transactions—For hedging and investment purposes, the Fund may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Fund at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

The Fund did not trade in options during the period ended June 30, 2011.

(g) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2010, the Fund had $10,153,611 and $29,179,195 of unused realized capital loss carryforwards, expiring in 2016 and 2017, respectively.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2010, the Fund had no net capital and foreign currency losses arising between November 1, 2010 and December 31, 2010.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may now expire unused.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2011 through June 2011, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) stating that the Fund currently estimates that it has distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(j) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2011 were $54,432,726 and $51,086,974 respectively.

For the period ended June 30, 2011, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.25% from January 1, 2011 to June 22, 2011 and plus 0.75% from June 23, 2011 to June 30, 2011, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2011, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$12,095,779	$13,446,000	1.40%

* For 181 days borrowings were outstanding.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the val-

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

uation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2011

Assets:
Common Stocks*	$95,766,420	$—	$—	$95,766,420
Preferred Stock*	695,834	—	—	695,834
Foreign Government Obligations*	—	15,035,900	—	15,035,900
Short-Term Investment	—	633,477	—	633,477
Other Financial Instruments**
Forward Currency Contracts	—	683,673	—	683,673

Total	$96,462,254	$16,353,050	$—	$112,815,304

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(601,914)	$—	$(601,914)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments, on pages 8 to 10 and 17, for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance as of June 30, 2011	Net Change in Unrealized Appreciation from Investments Still Held at June 30, 2011

Foreign
Government
Obligations	$497,077	$4,061	$(82,471)	$68,623	$—	$(368,118)	$—	$(119,172)	$—	$—

There were no significant transfers into and out of Levels 1, 2 or 3 during the period ended June 30, 2011.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2011 (unaudited)

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the period ended June 30, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $220,647,067 and $215,964,375, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$683,673

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$601,914

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$514,283

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(51,339)

Lazard World Dividend & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2011, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

Three Class II Directors (Kenneth S. Davidson, Nancy A. Eckl and Lester Z. Lieberman), each to serve for a three-year term expiring at the 2014 Annual Meeting and/or until his or her successor is duly elected and qualified.

Director	For	Withhold Authority

Kenneth S. Davidson	6,477,911	87,969
Nancy A. Eckl	6,471,383	94,498
Lester Z. Lieberman	6,454,832	111,048

Lazard World Dividend & Income Fund, Inc.
Investment Policy Changes
(unaudited)

On August 3, 2011, the Board approved several changes to the Fund’s investment guidelines which were proposed by the Fund’s portfolio management team. These changes, all of which relate to the World Equity Investments portion of the Fund’s portfolio, have since been implemented. The changes were designed to benefit the Fund by making the investment process less cumbersome, increasing the Fund’s opportunity set, and providing the portfolio management team with greater flexibility to seek to achieve the Fund’s investment objective and maintain its dividend yield. A summary of the changes is set forth below:

Requirement to Hold Securities Held in Other Firm Strategies

The requirement that 70% of the Fund’s World Equity Investments must consist of stocks that are among the “100 highest dividend yielding” securities held in other portfolios managed by the Investment Manager is no longer applicable. As such, the Fund now invests primarily in securities held by other portfolios managed by the Investment Manager. This change is meant to streamline the investment process and to allow the portfolio management team greater flexibility to diversify the portfolio and gain exposure to stocks that the team or the Investment Manager views favorably.

Market capitalization limit

The 10% limit on securities of companies with market capitalization of less than $3 billion has been changed to a 10% limit on companies with market capitalization of less than $1 billion at the time of initial purchase. As the Fund’s portfolio management team believes that there are a number of attractive, high yielding opportunities in small and mid cap stocks, this change is designed to enhance the Fund’s opportunity set and make the investment process easier to implement.

Limit on Emerging Markets Securities

The 25% limit on investments in companies in emerging market countries has been modified so that the Fund’s investments in such companies will be limited to the emerging markets portion of the MSCI All Country World Index plus 15%. This change, based on a dynamic, as opposed to static, test, is designed to provide greater flexibility to enhance the opportunities for income generation and capital growth in these markets.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2013

Independent Directors:

Leon M. Pollack (70)	Director (August 2006)	Private Investor

Robert M. Solmson (63)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(3):

Charles L. Carroll (50)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2014

Independent Directors:

Kenneth S. Davidson (66)(4)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 - present)

Nancy A. Eckl (48)	Director (February 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (51 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

Lester Z. Lieberman (81)	Director (April 2005)	Private Investor

Class III – Directors with Term Expiring in 2012

Independent Director:

Richard Reiss, Jr. (67)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)
O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Interested Director(3):

Ashish Bhutani (51)	Director	Investment Manager, Chief Executive Officer (2004 - present)
(July 2005)
Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2011, 23 active investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.
(4)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act).

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) Held During the Past Five Years

Officers(3):

Nathan A. Paul (38)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer (April 2005)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board held on May 31 and June 1, 2011, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 23 active funds comprises approximately $21.7 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprises approximately $260.6 million, of the nearly $145 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2011). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform and technology, opera-

tional and legal and compliance support. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The Directors were provided with the Fund’s market price performance and market discounts to net asset value and distributions.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2011) information prepared by Lipper, Inc. (“Lipper”) noting the limitations of the Lipper comparison group (the “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

The Directors also discussed the management fees and expense ratios (leveraged and unleveraged) for the Fund. They noted the methodology and assumptions used by Lipper, including that management fee comparisons include administrative fees (which, for the Fund, are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager) and that the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators. It was noted that such fixed fees were not material relative to the Fund’s management fees, but could affect management fee quintile rankings if included in Lipper’s analysis.

In reviewing Lipper’s analysis, it was noted that, as calculated by Lipper, expense ratios were above the Group and Lipper universe (“Universe”) medians but that the management fee was competitive with the Group median.

The Directors noted that total return performance (based on net asset value) ranked first, second or third of the four funds in the Fund’s Group and in the second or third quin-

Lazard World Dividend & Income Fund, Inc.
Other Information (continued)
(unaudited)

tile of the Universe over most of the measurement periods ended March 31, 2011. The Directors, however, noted that no funds in the Group or Universe pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in forward currency contracts. The Lipper analysis also included a comparison of the Fund’s performance to that of its benchmark index, showing that the Fund’s performance was above that of the index for most measurement periods. The Directors also were advised that the Investment Manager did not manage any separately managed accounts with similar investment objectives, policies and strategies using the Fund’s investment strategies.

Fee Calculation
The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments, for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale
The Directors reviewed for the Fund information prepared by the Investment Manager concerning profits realized by the Investment Manager and its affiliates resulting from the Fund’s Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2010 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s expenses. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Fund during the period under review. The Investment Manager’s representatives reviewed with the Board information pro-

Lazard World Dividend & Income Fund, Inc.
Other Information (concluded)
(unaudited)

vided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under its Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Fund’s Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $145 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance, in light of the considerations described above.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement was in the best interests of the Fund and its stockholders.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard World Dividend & Income Fund, Inc.

LAZARD

Lazard Asset Management LLC     30 Rockefeller Plaza                  www.LazardNet.com

New York, NY 10112-6300

ITEM 2.   CODE OF ETHICS.

          Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   INVESTMENTS

          Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	September 2, 2011

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	September 2, 2011